Exhibit 10.1

LOCK-UP AGREEMENT

[___], 2014

Ladies and Gentlemen:

           The undersigned is a current or former director, executive officer or beneficial owner of shares of capital stock or membership interests, or securities convertible into or exercisable or exchangeable for the capital stock or membership interests of Fuse Science, Inc. (“Parent”) which the undersigned understands will acquire through merger or other combination (the “Merger”) a majority intersest in Spiral Energy Tech, Inc., a Nevada corporation (the “Company”). Concurrently with te consummation of the Merger, the Parent shall conduct aprivate placement of  $1,500,000 of securities (the “PIPE Securtities”, and the transaction, the “Funding Transaction”). The undersigned understands that the Company, Parent and the investors in the Funding Transaction will proceed with the Funding Transaction in reliance on this Letter Agreement.

1.           Lockup.  In recognition of the benefit that the Funding Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, Parent, and each investor in the Funding Transaction, that, during the period beginning on the closing date of the Merger (the “Closing Date”) and ending twelve (12) months after the Closing Date (the “Lockup Period”), the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of Parent (each, a “Parent Security”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Parent Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Parent Security (each of the foregoing, a “Prohibited Sale”).

2.           Leak Out Provision.  Notwithstanding the restrictions in Section 1 herein, beginning on the six (6) month anniversary of this Letter Agreement and continuing until the expiration of the Lockup Period, the undersigned may sell, on any trading day, Parent Securities in an amount equal to up to 10% of the average daily volume of the Parent’s common stock on the date of such proposed sale.

3.           Permitted Transfers. Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of a Parent Security: (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding Parent Security subject to the provisions of this agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the foregoing shall not prohibit privately negotiated transactions, provided the transferees agree, in writing, to be bound to the terms of this Letter Agreement for the balance of the Lockup Period.

4.           Opinion of Counsel.  Any Parent Security of the undersigned shall contain a restrictive “lock-up” legend governed by the terms of this Letter Agreement.

5.           Governing Law.  This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

6.           Miscellaneous.  This Letter Agreement will become a binding agreement among the undersigned as of the date hereof.  In the event that no closing of the Merger or the Funding Transaction occurs, this Letter Agreement shall be null and void. This Letter Agreement (and the agreements reflected herein) shall terminate at the earlier of (i) the mutual agreement of Parent, the holders of a majority of PIPE Securities issued in the Funding Transaction and (iii) the undersigned or (ii) upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[SIGNATURE PAGES FOLLOW]

Very truly yours,

Number of shares of Common Stock owned:

Certificate Numbers: _____________________________

Accepted and Agreed to:

Fuse Science, Inc.

By:
     Name:
     Title:

Spiral Energy Tech, Inc.

By:
     Name:
     Title: